Filed pursuant to Rule 497(a)(1) File No. 333-192782 Rule 482 AD

PennantPark Investment Corporation Announces Public Offering

NEW YORK, NY -- (Marketwire) – 9/4/2014 -- PennantPark Investment Corporation (the "Company") (NASDAQ: PNNT) announced that it plans to make a public offering of 11,000,000 shares of its common stock. The Company will also grant the underwriters an option to purchase up to an additional 1,650,000 shares of common stock. The offering price of the shares, subject to the approval of the Company's Board of Directors, will be determined by market conditions at the time of pricing in consultation with the underwriters of the offering. The offering of the shares will be made under the Company's shelf registration statement, which was filed with, and has been declared effective by, the Securities and Exchange Commission.

The Company expects to use the net proceeds to reduce outstanding indebtedness under its senior secured revolving credit facility, to invest in new or existing portfolio companies in accordance with its investment objectives or for other general corporate or strategic purposes.

Morgan Stanley & Co. LLC, Goldman, Sachs & Co., J.P. Morgan Securities LLC,UBS Securities LLC and Keefe, Bruyette & Woods, Inc. are acting as joint bookrunning underwriters.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated September 4, 2014 and the accompanying prospectus dated January 30, 2014, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners at the following addresses: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014; Goldman, Sachs & Co., 200 West Street, New York, NY 10282; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attention: Prospectus Department; UBS Securities LLC, 299 Park Avenue, New York, NY 10171; and Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019.

ABOUT PENNANTPARK INVESTMENT CORPORATION

PennantPark Investment Corporation is a business development company which principally invests in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt and equity investments. PennantPark Investment Corporation is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made in this release. All forward-looking statements speak only as of the date of this press release.

CONTACT:
Aviv Efrat
PennantPark Investment Corporation
(212) 905-1000